UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 30, 2021

THOR Industries, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-9235 (Commission File Number)	93-0768752 (IRS Employer Identification No.)

601 East Beardsley Avenue, Elkhart, Indiana (Address of Principal Executive Offices)	46514-3305 (Zip Code)

Registrant’s telephone number, including area code: (574) 970-7460

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (Par value $.10 Per Share)	THO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 30, 2021, W. Todd Woelfer was appointed Senior Vice President and Chief Operating Officer of THOR Industries, Inc. (the “Company”).  Mr. Woelfer, 54, joined the Company in August of 2012, and, prior to November 30, 2021, served as Senior Vice President, General Counsel, and Corporate Secretary. Prior to joining the Company, Mr. Woelfer served as managing partner of May Oberfell Lorber where his practice focused on advising corporate clients. From May of 2007 through May of 2010, Mr. Woelfer served as General Counsel to All American Group, Inc. (formerly known as Coachmen Industries, Inc.), then a recreational vehicle and manufactured housing company listed on the NYSE.

Mr. Woelfer will earn the same base salary and will continue to participate in the Company's bonus and incentive programs for senior officers, which consist of equity and non-equity incentive plan awards which are based on percentages of adjusted pre-tax profits of the Company as determined by the Compensation and Development Committee of the Board of Directors.  Certain of these awards will be subject to multi-year performance conditions established by the Committee.

The Company is unaware of any arrangements or understandings between Mr. Woelfer and any other person pursuant to which he was selected as an officer of the Company.  Mr. Woelfer has no direct or indirect material interest in any transaction or proposed transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.  There are no family relationships between Mr. Woelfer and any other director or executive officer of the Company.

Trevor Gasper has been appointed as Vice President, General Counsel and Corporate Secretary of the Company to fill the position vacated by Mr. Woelfer.

A copy of the Company’s press release announcing the appointments of Mr. Woelfer and Mr. Gasper is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

	Exhibit Number	Description

	99.1	Press release, dated December 1, 2021, issued by the Company
	104	Cover Page Interactive Date File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THOR INDUSTRIES, INC.

Date	December 1, 2021		/s/ W. Todd Woelfer
		Name:	W. Todd Woelfer
		Title:	Senior Vice President and Chief Operating Officer